EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF LOOP INDUSTRIES, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Loop Industries, Inc. for the quarter ended November 30, 2015, the undersigned, Daniel Solomita, President of Loop Industries, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended November 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended November 30, 2015 fairly presents, in all material respects, the financial condition and results of operations of Loop Industries, Inc.

Date: January 20, 2016	By:	/s/ Daniel Solomita
Daniel Solomita
President and Chief Executive Officer (principal executive officer, principal financial officer and principal accounting officer